                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

                        Date of Report (Date of earliest

                          event reported) March 1, 1999

                                 ---------------

                        Iridium World Communications Ltd.
             (Exact name of registrant as specified in its charter)

    Bermuda                       0-22637                52-2025291
(State or other               (Commission File        (I.R.S. Employer
jurisdiction of                    Number)              Identification
 organization)                                              Number)

       Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                             (441) 295-5950

   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 ---------------

                                   Iridium LLC
             (Exact name of registrant as specified in its charter)

   Delaware                      0-22637-01             52-1984342
(State or other               (Commission File        (I.R.S. Employer
jurisdiction of                     Number)            Identification
 organization)                                         Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 ---------------

                              Iridium Operating LLC
             (Exact name of registrant as specified in its charter)

    Delaware                      0-22637-02               52-2066319
(State or other               (Commission File          (I.R.S. Employer
jurisdiction of                    Number)               Identification
 organization)                                               Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 ---------------

                           Iridium Capital Corporation
             (Exact name of registrant as specified in its charter)

  Delaware                      333-31741-03                52-2048739
(State or other               (Commission File            (I.R.S.Employer
jurisdiction of                    Number)                Identification
organization)                                                 Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                                 Iridium IP LLC
             (Exact name of registrant as specified in its charter)

    Delaware                    333-31741-01               52-2048736
(State or other               (Commission File           (I.R.S. Employer
jurisdiction of                    Number)               Identification
 organization)                                               Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                               Iridium Roaming LLC
             (Exact name of registrant as specified in its charter)

    Delaware                    333-31741-02               52-2048734
(State or other               (Commission File           (I.R.S. Employer
jurisdiction of                    Number)               Identification
 organization)                                               Number)

              1575 Eye Street, N.W., Washington, DC 20005
                             (202) 408-3800

                            ---------------

                         Iridium Facilities Corporation
             (Exact name of registrant as specified in its charter)

    Delaware                    333-44349-04              52-2083969
(State or other               (Commission File          (I.R.S. Employer
jurisdiction of                    Number)              Identification
 organization)                                              Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

Item 5. Other Events

      On March 1, 1999, Iridium LLC issued a press release, a copy of which is attached hereto as Exhibit 99.1. The attachment contains forward looking statements, regarding the registrants' expected funding requirements, sources of funds and uses of funds for 1999 and thereafter. These forward looking statements are based on a number of assumptions, including the expectations of the Parent and Operating about their ability to generate revenues from operations, and should be viewed in light of, among other things, the following facts: (i) the Parent and Operating have no meaningful history of operations or revenues and there is no operational service that provides a direct comparison to the Iridium services; (ii) the estimates of the Parent and Operating assume, among other things, that Operating will transition smoothly from a development stage company into an operating company; (iii) the availability of the additional sources of funding the Parent and Operating expect to be able to use is not completely within their control and is conditioned upon the satisfaction of certain conditions (including obtaining and retaining customers and generating revenues); and (iv) the Parent and Operating face many challenges and risks. It is likely that there would be a material adverse effect on the Parent and Operating if actual funding requirements (net of revenues from operations) significantly exceed current estimates. For a discussion of some of the factors that could cause actual results to differ from those expressed or implied by the forward looking statements included in this report, consult the registrants' other filings with the Securities and Exchange Commission, including Exhibit 99 to their report on Form 10-Q for the period ended September 30, 1998.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) The  following exhibits are filed herewith.

      Exhibit Number                Description
      99.1                    Press release dated March 1, 1999.

      99.2                    Certain Factors Which May Affect Forward Looking
                              Statements: Incorporated by reference to Exhibit
                              99 to the Annual Report on Form 10-K of Iridium
                              World Communications Ltd. ("IWCL") and Iridium LLC for the fiscal year ended December 31, 1997.

      99.3                    Certain Factors Which May Affect Forward Looking
                              Statements: Incorporated by reference to Exhibit
                              99.1 to the Quarterly Report on Form 10-Q of IWCL and Iridium LLC for the quarter ended September
                              30, 1998.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              IRIDIUM WORLD COMMUNICATIONS LTD.

                              By           /s/
                                -------------------------------
                                Name: Edward F. Staiano
                                Title: Chief Executive Officer

                              IRIDIUM LLC

                              By           /s/
                                -------------------------------
                                Name: F. Thomas Tuttle
                                Title: Secretary

                              IRIDIUM OPERATING LLC

                              By           /s/
                                -------------------------------
                                Name: F. Thomas Tuttle
                                Title: Secretary

                              IRIDIUM CAPITAL CORPORATION

                              By           /s/
                                -------------------------------
                                Name: F. Thomas Tuttle
                                Title: Secretary

                              IRIDIUM ROAMING LLC

                              By          /s/
                                -------------------------------
                                Name: F. Thomas Tuttle
                                Title: acting secretary

                              IRIDIUM IP LLC

                              By          /s/
                                -------------------------------
                                Name: F. Thomas Tuttle
                                Title: acting secretary

                              IRIDIUM FACILITIES CORPORATION

                              By         /s/
                                -------------------------------
                                Name: F. Thomas Tuttle
                                Title: Secretary

Date:   March 1, 1999

                                  EXHIBIT INDEX

Exhibit Number                Description
      99.1                    Press release dated March 1, 1999.

      99.2                    Certain Factors Which May Affect Forward Looking
                              Statements: Incorporated by reference to Exhibit
                              99 to the Annual Report on Form 10-K of Iridium
                              World Communications Ltd. ("IWCL") and Iridium LLC for the fiscal year ended December 31, 1997.

      99.3                    Certain Factors Which May Affect Forward Looking
                              Statements: Incorporated by reference to Exhibit
                              99.1 to the Quarterly Report on Form 10-Q of IWCL and Iridium LLC for the quarter ended September
                              30, 1998.